SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                    IPI, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                Minnesota                                41-1449312
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer/Identification No.)


        15155 Technology Drive
        Eden Prairie, Minnesota                            55344
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(Address of principal executive offices)                 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class               Name of each exchange on which
        to be so registered               each class is to be registered
        -------------------               ------------------------------

        Common Stock, $.01 par value      American Stock Exchange


If this form relates to the registration of a class of securities pursuant to
section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check then following box: |_|

Securities to be registered pursuant to Section 12(g) of the Act: None

Item 1.   Description of Securities to be Registered.

Description of Common Stock:        The description of the Company's Common
                                    Stock as set forth in the Company's
                                    Registration Statement on Form SB-2, filed on March 31, 1994 (File No. 33-77190C), is incorporated herein by reference.


Item 2.   Exhibits.

Articles of Incorporation, as amended   Filed as Exhibit 3.1 to the Company's
and restated to date                    Registration Statement on Form SB-2,
                                        filed on March 31, 1994 (File No.
                                        33-77190C), incorporated herein by
                                        reference.

By-laws Filed as Exhibit 3.2 to the Company's Registration Statement on Form SB-2, filed on March 31, 1994 (File No. 33-77190C), incorporated herein by reference.


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


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       IPI, Inc.



                                       By  /s/ David Engel
                                         ---------------------------------------
                                         David Engel, Chief Financial Officer

Dated: December 20, 1999


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